UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2012

SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66,251
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2012, Sprint Nextel Corporation (the “Company”) and Daniel R. Hesse, President and Chief Executive Officer of the Company, entered into a Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.    Description
10.1        Letter Agreement, dated May 4, 2012, between Sprint Nextel Corporation and Daniel R. Hesse

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: May 4, 2012		/s/ Timothy O'Grady
	By:	Timothy O'Grady
Assistant Secretary

EXHIBIT INDEX

Exhibit No.    Description
10.1        Letter Agreement, dated May 4, 2012, between Sprint Nextel Corporation and Daniel R. Hesse